UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-14164                   95-3518892
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                   712 FIFTH AVENUE
                                     NEW YORK, NY                        10019
                       (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01. OTHER EVENTS

         On December 15, 2004, Hollinger International Inc., a Delaware corporation (the "Company"), announced that one of its indirect subsidiaries, American Publishing Holdings, Inc. ("APHI"), sold its equity and debt interests in The Palestine Post Limited, an Israeli corporation, to Mirkaei Tikshoret Ltd., an Israeli corporation (the "Buyer"), pursuant to a Stock Purchase Agreement (the "Agreement") entered into by the Company, the APHI and the Buyer on November 16, 2004 (the "Sale of PPL"). The purchase price was $13.2 million in cash. The purchase price was determined through arm's-length negotiations and is not subject to any post-completion purchase price adjustment. A copy of the Company's Press Release dated December 15, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 16, 2004, the Company announced that its Board of Directors declared a special dividend (the "Special Dividend") of $2.50 per share of its Class A Common Stock and Class B Common Stock for holders of record of such shares on January 3, 2005, payable on January 18, 2005. A copy of the Company's Press Release dated December 16, 2004 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) None.
         (b) None.
         (c) Exhibits.


                  EXHIBIT NUMBER        DESCRIPTION OF EXHIBITS
                  --------------        -----------------------

                  Exhibit 99.1          Press Release dated December 15, 2004.

                  Exhibit 99.2          Press Release dated December 16, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)

Date: December 17, 2004                 By:    /s/ James R. Van Horn
                                               ---------------------------------
                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX



EXHIBIT NUMBER                  DESCRIPTION OF EXHIBITS
--------------                  -----------------------
Exhibit 99.1                    Press Release dated December 15, 2004.

Exhibit 99.2                    Press Release dated December 16, 2004